EXHIBIT 10.4

                           REVOLVING PROMISSORY NOTE


$40,000                          AUSTIN, TEXAS               NOVEMBER 12, 1998


      For value received, Saratoga Holdings I, Inc., a Texas corporation, (the "MAKER"), promises to pay to the order of Saratoga Resources, Inc., a Texas corporation (the "PAYEE"), at 301 Congress Avenue, Suite 1550, Austin, Texas 78701 (or at such other place as the Payee may hereafter direct), the lesser of the following: (i) the principal sum of FORTY THOUSAND DOLLARS ($40,000), or
(ii) the aggregate unpaid principal amount of all unpaid loans made to the Maker by the Payee, together with interest, under the terms of this Revolving Promissory Note (the "LOANS") whichever is less, on or before April 11, 2000 (the "MATURITY DATE").

      Interest (computed on the basis of the actual number of days elapsed over a year of 360 days) shall be calculated from the date of this Note on the unpaid principal amount of the Loans from the date or dates of any advance thereof at the rate of 10% per annum and shall be due and payable on the Maturity Date. From and after an Event of Default, and unless and until such Event of Default is waived or otherwise ceases to exist, interest on the unpaid principal amount of the Loans shall be calculated at a rate of 18% per annum.

      So long as there are no outstanding Events of Default, the Maker may borrow, prepay and reborrow under this Note until the Maturity Date. The Maker hereby authorizes the Payee to endorse the attached Schedule of Loans, all Loans made to the Maker by the Payee and all payments of principal in respect of such Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of such Loans. The Payee shall have the right at any time and from time to time to prepay in whole or in part the principal and interest due under this Note without premium or penalty. All prepayments shall be applied first to accrued interest, and the balance, if any, to the unpaid principal.

      If any one or more of the following events ("EVENTS OF DEFAULT") shall occur then, and at any time thereafter, the holder of this Note may, at its option without demand or notice to the Maker which the Maker expressly waives, declare the outstanding principal and accrued interest owing under this Note to be immediately due and payable, whereupon the entire unpaid principal and accrued interest of this Note shall forthwith become due and payable.

            (a) If the Maker fails to pay this Note when the same shall become due and payable which has not been cured within 5 days of receipt by Maker of written notice thereof.

            (b) If Maker (i) applies for or consents to the appointment of a receiver, trustee, custodian, intervenor or liquidator of it or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, admits in writing that it is unable to pay its debts as they become due or generally does not pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy

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
      or insolvency laws, (v) files an answer admitting the material allegations of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) takes corporate action for the purpose of effecting any of the foregoing.

            (c) If an involuntary petition or complaint is filed against the Maker seeking bankruptcy or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of it, or of all or substantially all of its assets, and such petition or complaint is not dismissed within 60 days of the filing thereof; or an order, order for relief, judgment or decree is entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of it or appointing a receiver, custodian, trustee, intervenor or liquidator of it, or of all or substantially all of its assets.

      In no event shall the interest contracted for, charged or received on this Note ever exceed the Maximum Lawful Rate. The term "Maximum Lawful Rate", as used in this Note, means the highest rate permitted by applicable law.

      If the payment to be made on this Note becomes due on a day other than a Business Day such payment may be made on the next succeeding Business Day. The term "Business Day," shall mean any day of the year on which the banks of the State of Texas are open to the public for conducting regular business.

      This Note shall be governed by and construed in accordance with the applicable laws of the United States of America and the laws of the State of Texas.

      The Maker waives presentment for payment, notice of demand, demand, and notice of protest and of dishonor, diligence in collecting and the bringing of suit against any other party, and agrees to all renewals, extensions, partial payments, releases, subordinations and substitutions of security, in whole or in part, with or without notice, before or after the Maturity Date. The failure by the Payee to exercise any of its rights, remedies, recourses, or powers upon the occurrence of one or more of the Events of Default shall not constitute a waiver of the right to exercise the same or any other right, remedy, recourse, or power at any subsequent time in respect to the same or any other of the Events of Default.

      Any notices or demands required to be given to the Maker hereunder shall be deemed effective if in writing when personally delivered to the Maker or if mailed by certified mail, return receipt requested to the Maker's most recent address indicated on the Payee's records, then on the day of the mailing thereof.

      As used herein, the term "Payee" shall include the successors and assigns of the Payee and any subsequent owner and holder of this Note.


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
      Neither the enumeration of any Events of Default herein nor any other provision hereof shall in any way limit or impair the right of the Payee to demand payment hereof at any time in accordance with any demand provision hereof.

      THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                    MAKER:

                                    SARATOGA HOLDINGS I, INC.,
                                    a Texas corporation


                                    By:/s/ THOMAS F. COOKE
                                       -------------------------------
                                           Thomas F. Cooke,
                                           Chief Executive Officer


PAYEE:

SARATOGA RESOURCES, INC.,
a Texas corporation


By:/s/ THOMAS F. COOKE
   -------------------------------
       Thomas F. Cooke, President




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                                                          Grid Page 1 of _____


                              SCHEDULE OF LOANS

===============================================================================================
|                 |    Principal  |   Notation   |   Date of    |   Amount of   |    Notation
|  Date of Loan   |    Amount of  |    Made By   |   Payment    |    Payment    |    Made By
|                 |       Loan    |              |              |               |
===============================================================================================
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
|-----------------|---------------|--------------|--------------|---------------|-------------|
|                 |               |              |              |               |             |
===============================================================================================




            This is the attached Schedule of Loans and Payments of
                   Principal referred to in and attached to
        the Revolving Promissory Note dated November 22, 1998, made by
                          Saratoga Holdings I, Inc.,
          a Texas corporation, and payable to the order of Saratoga
                           Resources, Inc., a Texas
        corporation, and it may be supplemented by additional similar pages as necessary.



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